
LAFAYETTE
NEW ORLEANS
HOUSTON
LA CANTERA
(1) EC 65 D-1
EC 65 D-2
MP 72/74
(1) GA 186L A-1 ST
(1) EC 160 A-7
EC 160 A-8
SS 72/225
(1) WD 89 D-1
WD 89 D-2
WD 89 D-3
WD 89 D-4
WD 89 D-5
WC 401
(2) VR 229 A-1
EC 222
(3) SS 238 C-1 (#6)
SS 238 C-2
(1) EI 246 J-1
EI 246 J-2
EI 246 J-3
Producing Field (Gas)
Producing Field (Oil)
Discovery - Awaiting Hookup (Oil)
PQ Field
(1) PQ Operated
(2) Sandridge Operated
(3) Hall Houston Operated